Exhibit 10.1

                                  AGREEMENT TO
                           INCREASE COMMITMENT AMOUNT


                  THIS AGREEMENT TO INCREASE COMMITMENT AMOUNT (the "Agreement"), dated as of June 27, 2003, is by and among HOMEAMERICAN MORTGAGE CORPORATION, a Colorado corporation ("Borrower"), U.S. BANK NATIONAL ASSOCIATION, as agent (the "Agent") for the Banks party to the Credit Agreement described below, and U.S. BANK NATIONAL ASSOCIATION, as a Bank ("U.S. Bank").


                                    RECITALS
                                    --------

                  1. The Borrower, the Agent and the Banks entered into a Second Amended and Restated Credit Agreement dated as of September 9, 2002, as amended by an Agreement to Increase Commitment Amount dated as of December 5, 2002 and as amended by an Agreement to Increase Commitment Amount dated as of December 20, 2002 (the "Credit Agreement"); and

                  2. Pursuant to Section 8.05(c) of the Credit Agreement, the Borrower and U.S. Bank National Association ("U.S. Bank") desire to temporarily increase U.S. Bank's Commitment Amount as herein set forth.


                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

                  Section 1.        Capitalized Terms.  Capitalized terms used
                                    -----------------
herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

                  Section 2.        Temporary Commitment Amount Increase.
                                    ------------------------------------

                  2.1     Changes in Commitment Amount of U.S. Bank.
                          -----------------------------------------
         Effective as of the date first above written (the "Increase Date"), the Commitment Amount of U.S. Bank is hereby increased from $60,000,000 to $85,000,000. Effective as of October 2, 2003 (the "Temporary Increase Termination Date"), the Commitment Amount of U.S. Bank is hereby reduced from $85,000,000 to $60,000,000.

                  Section 3.        New Schedule of Commitments.
                                    ---------------------------

                  3.1     Schedule of Warehousing Commitment Amounts.
                          ------------------------------------------
         Schedule 1.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A hereto.

                  Section 4.        Effectiveness of Agreement.  This Agreement
                                    --------------------------
shall become effective upon delivery by the Borrower to the Agent of, and compliance by the Borrower with, the following:

                  4.1     This Agreement duly executed by the Borrower and U.S.
         Bank.

                  4.2 A certificate of the Secretary or Assistant Secretary of the Borrower (1) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Agent with certificate of the Secretary of the Borrower dated as of September 27, 2002, and (ii) confirming that a resolution of the Board of Directors of the Borrower authorizes the execution, delivery and performance of this Agreement and any other document or instrument to be executed by the Borrower in connection with this Amendment (the "Increase Documents"), and identifying the officers of the Borrower authorized to sign the Increase Documents.

                  4.3 The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Agreement in connection with the Credit Agreement and the Increase Documents.

                  Section 5.        Representations, Warranties, Authority, No
                                    ------------------------------------------
                                    Adverse Claim.
                                    -------------

                  5.1      Reassertion of Representations and Warranties, No
                           -------------------------------------------------
         Default.
         --------
         The Borrower represents that on and as of the date hereof and after giving effect to this Agreement (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Unmatured Event of Default or Event of Default under the Credit Agreement as amended by this Agreement on such date.

                  5.2      Authority, No Conflict, No Consent Required.  The
                           -------------------------------------------
         Borrower represents and warrants that it has the power and legal right and authority to enter into the Increase Documents and has duly authorized as appropriate the execution and delivery of the Increase Documents and other agreements and documents executed and delivered by it in connection herewith or therewith by proper corporate action, and none of the Increase Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any property of the Borrower under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Banks. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Increase Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which

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         the Borrower has delivered certified copies of documents evidencing each such action to the Agent.

                  5.3      No Adverse Claim. The Borrower warrants, acknowledges
                           ----------------
         and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Borrower's obligations under the Loan Documents.

                  Section 6.        Affirmation of Credit Agreement, Further
                                    ----------------------------------------
         References, Affirmation of Security Interest. The Agent and the
         --------------------------------------------
         Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Agreement, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Agreement. The Borrower confirms to the Agent and the Banks that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Agent for the benefit of the Banks under the Pledge and Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the Borrower's obligations under the Loan Documents are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

                  Section 7.        Successors. The Increase Documents shall be
                                    ----------
         binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

                  Section 8.        Legal Expenses. As provided in Section 8.03
                                    --------------
         of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Agreement, for all reasonable out-of-pocket expenses (including attorney fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Increase Documents and all other documents negotiated, prepared and executed in connection with the Increase Documents, and in enforcing the obligations of the Borrower under the Increase Documents, and to pay and save the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Increase Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  Section 9.        Counterparts. The Increase Documents may be
                                    ------------
         executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Increase Documents may execute any such agreement by executing a counterpart of such agreement.

                  Section 10.        Governing Law. THE INCREASE DOCUMENTS SHALL
                                     -------------
         BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT

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         GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR
         HOLDING COMPANIES AND THEIR AFFILIATES.

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



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

                                   HOME AMERICAN MORTGAGE CORPORATION


                                   By:       /s/ John J. Heaney
                                           ---------------------------------
                                   Title:        Senior Vice President
                                                 & Treasurer
                                           ---------------------------------

                                   U.S. BANK NATIONAL ASSOCIATION,
                                   as Agent and as a Bank


                                   By:       /s/ Edwin D. Jenkins
                                           ---------------------------------
                                   Title:        Senior Vice President
                                           ---------------------------------

                                                                    EXHIBIT A
                                                        AGREEMENT TO INCREASE
                                                            COMMITMENT AMOUNT

                                           Schedule 1.01(b) to Second Amended
                                                and Restated Credit Agreement


                      WAREHOUSING COMMITMENT AMOUNTS
                      ------------------------------

         During the period from the date of this Agreement until but excluding October 2, 2003:

                  Bank                             Warehousing Commitment Amount
                  ----                             -----------------------------

         U.S. Bank National Association                     $85,000,000
         Bank One, N.A.                                     $25,000,000
         Guaranty Bank, F.S.B.                              $25,000,000
         Comerica Bank                                      $15,000,000

         During the period on and
           after October 2, 2003:

                  Bank                             Warehousing Commitment Amount
                  ----                             -----------------------------

         U.S. Bank National Association                     $60,000,000
         Bank One, N.A.                                     $25,000,000
         Guaranty Bank, F.S.B.                              $25,000,000
         Comerica Bank                                      $15,000,000